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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant To Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)—July 15, 2019

PROLOGIS, INC.
PROLOGIS, L.P.
(Exact name of registrant as specified in its charter)

Maryland (Prologis, Inc.) Delaware (Prologis, L.P.) (State or other jurisdiction of Incorporation)	001-13545 (Prologis, Inc.) 001-14245 (Prologis, L.P.) (Commission File Number)	94-3281941 (Prologis, Inc.) 94-3285362 (Prologis, L.P.) (I.R.S. Employer Identification No.)

Pier 1, Bay 1, San Francisco, California (Address of principal executive offices)	94111 (Zip Code)

Registrants' Telephone Number, including Area Code: (415) 394-9000

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

	Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Prologis, Inc.	Common Stock, $0.01 par value	PLD	New York Stock Exchange
Prologis, L.P.	1.375% Notes due 2020	PLD/20A	New York Stock Exchange
Prologis, L.P.	1.375% Notes due 2021	PLD/21	New York Stock Exchange
Prologis, L.P.	3.000% Notes due 2022	PLD/22	New York Stock Exchange
Prologis, L.P.	3.375% Notes due 2024	PLD/24	New York Stock Exchange
Prologis, L.P.	3.000% Notes due 2026	PLD/26	New York Stock Exchange
Prologis, L.P.	2.250% Notes due 2029	PLD/29	New York Stock Exchange
Prologis, L.P.	Floating Rate Notes due 2020	PLD/20B	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.    Entry Into a Material Definitive Agreement.

Agreement and Plan of Merger

        On July 15, 2019, Prologis, L.P., a Delaware limited partnership ("Prologis"), Rockies Acquisition LLC, a Delaware limited liability company and a wholly-owned subsidiary of Prologis ("Merger Sub"), and Industrial Property Trust Inc., a Maryland corporation (the "Company") entered into an Agreement and Plan of Merger (the "Merger Agreement"). The Merger Agreement provides that, upon the terms and subject to the satisfaction or waiver of the conditions set forth in the Merger Agreement, Merger Sub will merge with and into the Company (the "Merger"), with the Company continuing as the surviving entity (the "Surviving Entity") and a subsidiary of Prologis. Upon the completion of the Merger, the separate existence of Merger Sub will cease. The Company's minority ownership interests in its two unconsolidated joint venture partnerships—Build-To-Core Industrial Partnership I LP and Build-To-Core Industrial Partnership II LP (together, the "BTC Partnerships")—will be excluded from the Merger pursuant to a transaction elected by the Company as described below. The board of directors of the Company (the "Company Board") has unanimously approved the Merger, the Merger Agreement and the other transactions contemplated by the Merger Agreement. The Merger and the other transactions contemplated by the Merger Agreement are collectively referred to herein as the "Transaction."

        Pursuant to the terms and subject to the satisfaction or waiver of the conditions set forth in the Merger Agreement, at the effective time of the Merger (the "Effective Time"), each Class A Common Share, $0.01 par value per share, of the Company (the "Class A Common Shares") issued and outstanding immediately prior to the Effective Time and each Class T Common Share, $0.01 par value per share, of the Company (the "Class T Common Shares" and together with the Class A Common Shares, the "Company Common Stock") issued and outstanding immediately prior to the Effective Time, will automatically be converted into the right to receive an amount in cash equal to $12.44 per share (the "Per Share Merger Consideration"), which may be reduced as a result of adjustments contemplated in the Merger Agreement in connection with the Specified Transactions (described below), without interest, but subject to any withholding required under applicable tax law. Immediately prior to the Effective Time, all restricted stock awards granted pursuant to the Company Equity Incentive Plan, dated as of July 16, 2013, or the Company Private Placement Equity Incentive Plan, effective as of February 26, 2015 (the "Company Restricted Stock"), that are outstanding immediately prior to the Effective Time will automatically become fully vested and free of any forfeiture restrictions (whether or not then vested or subject to any performance condition that has not been satisfied). At the Effective Time, each share of Company Restricted Stock will be considered (to the extent that such share of Company Restricted Stock is not otherwise considered to be outstanding) an outstanding share of Company Common Stock for all purposes of the Merger Agreement, including the right to receive the Per Share Merger Consideration.

        In addition, immediately prior to the Effective Time, each special partnership unit of Industrial Property Operating Partnership LP, the Company's operating partnership (the "Operating Partnership"), will be redeemed by the Operating Partnership in exchange for the receipt by the holder thereof (the "Special OP Unitholder") of a number of partnership units of the Operating Partnership ("OP Units") as determined in accordance with the terms of the limited partnership agreement of the Operating Partnership (the "Special Partnership Unit Redemption"). Immediately after the Special Partnership Unit Redemption but prior to the Effective Time, each OP Unit received as part of the Special Partnership Unit Redemption will automatically be converted into one Class A Common Share.

        In accordance with the terms, conditions and limitations set forth in the Merger Agreement, no later than August 14, 2019, the Company will provide written notice to Prologis of its election to take one of the following actions with respect to the Company's interests in the entities (collectively, the "BTC Entities") that hold the Company's limited partnership and general partnership interests in the BTC Partnerships: (i) sell or otherwise transfer all of the Company's equity interests in the BTC Entities to any person (a "BTC Sale") and distribute the proceeds of such sale (less any amount expended by the Company or any of its subsidiaries in connection with such sale) to the stockholders of the Company; (ii) contribute the equity interests in all of the subsidiaries of the Company (other than the BTC Entities, the Operating Partnership and IPT Real Estate Holdco LLC, which would remain subsidiaries of the Company) to up to three newly formed subsidiaries of the Operating Partnership (each, a "New Holdco"), and effect a business combination through the merger of up to three affiliates of Prologis with and into each New Holdco, with each New Holdco surviving such merger as a wholly owned subsidiary of Prologis (an "Alternative Transaction"), and following the closing of each merger, cause the net proceeds of such disposition (as determined in accordance with the Merger Agreement) to be distributed to the stockholders of the Company; or (iii) contribute the equity interests in the BTC Entitles to a newly formed subsidiary of the Operating Partnership ("BTC Spinco") and thereafter distribute the equity interests in BTC Spinco to the Special OP Unitholder and the stockholders of the Company (a "BTC Spinoff," and together with a BTC Sale and an Alternative Transaction, the "Specified Transactions"). If the Company does not make such election prior to August 14, 2019, the Company will be deemed to have elected an Alternative Transaction. If the Company elects a BTC Spinoff or a BTC Sale, but such transaction has not been consummated by the date that the closing of the Merger would otherwise be required to occur in accordance with the terms of the Merger Agreement, the Company may postpone the closing of the Merger until a date specified by the Company that is no later than February 28, 2020. Further, if the Company elects a BTC Sale and at the contemplated closing of such BTC Sale the purchaser in such BTC Sale fails to close such BTC Sale, or if the Company elects a BTC Spinoff or a BTC Sale and such transaction has not been consummated by February 28, 2020, then, in each case, the closing of the Merger will be automatically postponed until such date mutually agreed by the Company and Prologis that is no later than March 31, 2020, and the Company, Prologis and Merger Sub shall engage in an Alternative Transaction.

        In the case of a BTC Spinoff, the Per Share Merger Consideration will be proportionately reduced by the sum of (x) the amount of indebtedness incurred by the Operating Partnership and contributed to BTC Spinco prior to a BTC Spinoff and (y) the aggregate amount of out-of-pocket costs incurred by the Company and its subsidiaries solely in connection with a BTC Spinoff that would not otherwise have been incurred had a BTC Spinoff not occurred. Additionally, in connection with a BTC Spinoff, BTC Spinco will be required, for a period of 18 months and subject to a cap of $25.0 million, to indemnify the Company for any losses or liability incurred by the Company solely as a result of a BTC Spinoff that the Company would not have incurred in the absence of a BTC Spinoff (excluding any liability which would not have existed had the Company merged with and into Merger Sub with Merger Sub surviving). In the event that the Company elects to engage in an Alternative Transaction, the Company, Prologis and Merger Sub will amend the Merger Agreement to reflect the transactions contemplated by an Alternative Transaction. In the event that the Company engages in a BTC Sale, the Company will obtain, for the benefit of the Company and its subsidiaries, representation and warranty insurance to cover any post-closing liabilities for breach of representations and warranties (unless such BTC Sale is consummated on an "as is, where is" basis).

        The Company and Prologis each have made certain customary representations and warranties in the Merger Agreement and have agreed to customary covenants including, among others, with respect to the conduct of business of the Company and its subsidiaries prior to the closing and covenants prohibiting the Company and its subsidiaries and representatives from soliciting, providing information or entering into discussions concerning proposals relating to alternative business combination transactions, subject to certain limited exceptions.

        Prior to the approval of the Merger by the Company's stockholders, the Company Board may in certain circumstances adopt, approve or declare advisable certain alternative business combination transactions or take similar actions in accordance with its obligations under applicable law, subject to complying with specified notice and other conditions set forth in the Merger Agreement, including the payment of a termination fee described below.

        The Merger Agreement requires the Company to convene a stockholders' meeting for purposes of obtaining the approval of the holders of a majority of the outstanding shares of Company Common Stock and to prepare and file a proxy statement with the Securities and Exchange Commission (the

"SEC") with respect to such meeting as promptly as reasonably practicable after the date of the Merger Agreement, which proxy statement will contain, subject to certain exceptions, the Company Board's recommendation that the Company's stockholders vote in favor of the Merger. The proxy statement will be mailed to holders of shares of Company Common Stock following SEC clearance of the proxy statement, and, if the Company elects a BTC Spinoff, following SEC clearance of certain documentation relating to such BTC Spinoff.

        The completion of the Merger is subject to a number of conditions, including, among others: (i) approval of the Merger by the requisite vote of stockholders as of the record date for the special meeting of stockholders; (ii) the accuracy of the Company's and Prologis's representations and warranties as of the closing of the Merger, subject to certain materiality, material adverse effect and other exceptions; (iii) the Company and Prologis having performed in all material respects all obligations and complied in all material respects with all agreements and covenants required under the Merger Agreement; (iv) the absence of a material adverse effect on the Company; and (v) the receipt by Prologis of a tax opinion relating to the REIT status of the Company and, in the event the Company elects to engage in a BTC Spinoff, a tax opinion relating to the REIT status of BTC Spinco. The obligations of the parties to consummate the Merger are not subject to any financing condition or the receipt of any financing by Prologis or Merger Sub.

        The Merger Agreement may be terminated under certain circumstances, including: (A) by mutual written consent of the parties; (B) by either party (1) if the Merger has not been consummated on or before February 28, 2020 (the "Outside Date"), so long as the failure of the Merger to be consummated by the Outside Date was not caused by the terminating party's failure to comply with any provision of the Merger Agreement (provided that if the Company elects a BTC Sale or a BTC Spinoff and on the date of the Outside Date a BTC Sale or a BTC Spinoff, as the case may be, has not been consummated, then in either case, the Outside Date will automatically be extended to March 31, 2020), (2) if a final and non-appealable order is entered, or any other action is taken, by any governmental authority of competent jurisdiction permanently restraining or otherwise prohibiting the Merger, so long as the order or other action was not caused by the terminating party's failure to comply with any provision of the Merger Agreement, or (3) upon a failure of the Company to obtain approval of the requisite vote of its stockholders; (C) by Prologis if (1) the Company has breached its representations and warranties or covenants and agreements, and the breach results in a failure of the applicable closing condition with respect to its representations and warranties or covenants and agreements that cannot be cured (or, if capable of cure, is not cured) by either forty-five (45) days after written notice of such breach or two (2) Business Days prior to the Outside Date, whichever is earlier (subject to certain exceptions)or (2) the Company Board effects a change in its recommendation to the Company's stockholders, the Company Board approves, publicly recommends or enters into a definitive alternative acquisition agreement, or the Company willfully and materially breaches certain covenants related to the non-solicitation of alternative acquisition agreements; or (D) by the Company if (1) Prologis has breached its representations and warranties or covenants and agreements, and the breach results in a failure of the applicable closing condition with respect to its representations and warranties or covenants and agreements that cannot be cured (or, if capable of cure, is not cured) by either forty-five (45) days after written notice of such breach or two (2) Business Days prior to the Outside Date, whichever is earlier (subject to certain exceptions) or (2) the Company Board determines to enter into a definitive alternative acquisition agreement to implement a superior business combination proposal, subject to the satisfaction of conditions set forth in the Merger Agreement. The Merger Agreement provides that, in connection with the termination of the Merger Agreement under specified circumstances, the Company will be required to pay to Prologis a termination fee of $65.0 million (provided that if the requisite approval of the Merger by the Company's stockholders has not been obtained on or before January 15, 2020, then the termination fee shall be $96.0 million).

        A copy of the Merger Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement. The Merger Agreement has been attached to provide stockholders with information regarding its terms. It is not intended to provide any other factual information about Prologis, Merger Sub or the Company. In particular, the assertions embodied in the representations and warranties in the Merger Agreement were made as of a specified date, in the case of the Company, are modified or qualified by information in a confidential disclosure letter provided by the Company to Prologis in connection with the signing of the Merger Agreement, may be subject to a contractual standard of materiality different from what might be viewed as material to stockholders, or may have been used for the purpose of allocating risk between the parties. Accordingly, the representations and warranties in the Merger Agreement are not necessarily characterizations of the actual state of facts about Prologis or the Company at the time they were made or otherwise and should only be read in conjunction with the other information that the Company makes publicly available in reports, statements and other documents filed with the SEC.

FORWARD-LOOKING STATEMENTS

        The statements in this document that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on current expectations, estimates and projections about the industry and markets in which Prologis and the Company operate as well as beliefs and assumptions of management of Prologis and management of the Company. Such statements involve uncertainties that could significantly impact financial results of Prologis or the Company. Words such as "expects," "anticipates," "intends," "plans," "believes," "seeks," and "estimates" including variations of such words and similar expressions are intended to identify such forward-looking statements, which generally are not historical in nature. All statements that address operating performance, events or developments that Prologis or the Company expect or anticipate will occur in the future—including statements relating to rent and occupancy growth, development activity, contribution and disposition activity, general conditions in the geographic areas where Prologis and the Company operate, debt, capital structure and financial position, Prologis's ability to form new co-investment ventures and the availability of capital in existing or new co-investment ventures—are forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained, and therefore actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. Some of the factors that may affect outcomes and results include, but are not limited to: (i) national, international, regional and local economic and political climates; (ii) changes in global financial markets, interest rates and foreign currency exchange rates; (iii) increased or unanticipated competition for our properties; (iv) risks associated with acquisitions, dispositions and development of properties; (v) maintenance of REIT status, tax structuring and changes in income tax laws and rates; (vi) availability of financing and capital, the levels of debt that we maintain and our credit ratings; (vii) risks related to our investments in our co-investment ventures, including our ability to establish new co-investment ventures; (viii) risks of doing business internationally, including currency risks; (ix) environmental uncertainties, including risks of natural disasters; (x) risks associated with achieving expected revenue synergies or cost savings; (xi) risks associated it the ability to consummate the merger and the timing of the closing of the merger and (xii) those additional risks and factors discussed in the reports filed with the Securities and Exchange Commission ("SEC") by Prologis and the Company from time to time, including those discussed under the heading "Risk Factors" in their respective most recently filed reports on Form 10-K and 10-Q. Neither Prologis nor the Company undertakes any duty to update any forward-looking statements appearing in this document except as may be required by law.

Item 9.01.    Financial Statements and Exhibits.

        (d)   Exhibits.

Number	Description	Method of Filing
2.1	Agreement and Plan of Merger, dated as of July 15, 2019, by and among Prologis, L.P., Rockies Acquisition LLC, and Industrial Property Trust Inc.*	Filed herewith

*
Prologis has omitted certain schedules and exhibits pursuant to Item 601(b)(2) of Regulation S-K and shall furnish supplementally to the SEC copies of any of the omitted schedules and exhibits upon request by the SEC.

 EXHIBIT INDEX

Number	Description	Method of Filing
2.1	Agreement and Plan of Merger, dated as of July 15, 2019, by and among Prologis, L.P., Rockies Acquisition LLC, and Industrial Property Trust Inc.*	Filed herewith

*
Prologis has omitted certain schedules and exhibits pursuant to Item 601(b)(2) of Regulation S-K and shall furnish supplementally to the SEC copies of any of the omitted schedules and exhibits upon request by the SEC.

 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROLOGIS, INC.
DATE: July 15, 2019	By:	/s/ MICHAEL T. BLAIR Michael T. Blair Managing Director, Deputy General Counsel
PROLOGIS, L.P.
	By:	Prologis, Inc., its General Partner
DATE: July 15, 2019	By:	/s/ MICHAEL T. BLAIR Michael T. Blair Managing Director, Deputy General Counsel

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  Item 1.01. Entry Into a Material Definitive Agreement.
  Item 9.01. Financial Statements and Exhibits.
EXHIBIT INDEX
SIGNATURES